Dear Shareholder:

The U.S. economy's shift from the very rapid growth of recent years to a more moderate rate of advance has been a rocky one, with growth in the second half of 2000 averaging a modest 1.7%, well below the rapid 5.2% pace set in the first half of the year. The economic weakness continued in the first quarter of 2001, and we expect that the sluggishness will persist into the summer months as well. However, in our view there is little convincing evidence that the overall economy has entered a recession.

By cutting the Fed Funds rate by 250 basis points, the Federal Reserve has taken aggressive steps to prevent the economy from slipping into a severe downturn. Rates at the short end of the market have fallen as well. Long-term interest rates, which are influenced by investors' outlook for future inflation, initially drifted down as investors concluded that a weaker economy would ease any inflationary pressures that might have been building up in the U.S. economy. The decline in long-term rates, however, was far smaller than the rapid drop in short-term rates. Moreover, after the Federal Reserve's third rate cut in late March, fixed-income investors appeared to have concluded that the Fed's actions would result in stronger economic growth, and rates on long-term bonds began to rise. As a result, the spread, or the difference between short-term and long-term interest rates, widened. The unexpected rate cut on April 18th caused the yield curve to steepen further.

Following a brief rally in January, the stock market came under severe pressure in February and March as companies began to lower expectations for profits in the first quarter of 2001. Additionally, many stated that the outlook for their industries was so clouded, they could not or would not provide any guidance about future earnings. The inability to project the path of future earnings undermined investor confidence already severely shaken by months of stock price declines. For the two months ended March 31st, the S&P 500 posted a 14.9% decline while the Nasdaq suffered another horrific decline of 33.6%. Even the venerable Dow Jones Industrial Average gave way and dropped 9.0%.

In April the stock market rallied as investors started to conclude that the Federal Reserve's steps to ease monetary policy would result in a stronger U.S. economy by the second half of the year, and that faster economic growth would result in a rebound in corporate profits. The S&P 500 rose 7.8% in April, while the Nasdaq rose 15.0%. However, the rally did not make up for all of the ground lost in February and March. For the three months ended April 30th, the S&P 500 and the Nasdaq produced negative total returns of 8.3% and 23.7%, respectively. We are pleased to report that your fund fared well during this difficult period and produced a positive total return of 2.54% for the fiscal quarter ended April 30th.

Although the stock market will likely remain highly volatile, possibly retesting recent lows, we believe that we may already have seen the worst of the stock market decline. As a result, we believe that Castle's portfolio holdings should continue to produce positive returns for its investors.

                                       Respectfully submitted,

                                       /s/ David D. Alger
                                       ------------------
                                       David D. Alger
                                       President

May 24, 2001


CASTLE CONVERTIBLE FUND, INC.
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2001


Principal     Corporate Convertible
 Amount        Bonds-36.4%                                             Value
-------------------------------------------------------------------------------

              BIOTECHNOLOGY-7.5%
$1,350,000    Aviron, Cv. Sub. Notes, 5.25%,
               2/1/08                                               $ 1,377,000
 1,400,000    COR Therapeutics, Inc., Cv.
               Sub. Notes, 5.00%, 3/1/07                              1,563,625
   500,000    Gilead Sciences Inc., Cv. Sub.
               Notes, 5.00%, 12/15/07                                   602,500
 2,000,000    Viropharma Inc., Cv. Sub.
               Notes, 6.00%, 3/1/07                                   1,182,500
                                                                    -----------

                                                                      4,725,625
                                                                    -----------

              BUSINESS SERVICES-1.8%
   500,000    Getty Images Inc., Cv. Sub.
               Deb., 5.00%, 3/15/07(a)                                  372,500
 1,000,000    Getty Images Inc., Cv. Sub.
               Deb., 5.00%, 3/15/07                                     745,000
                                                                    -----------
                                                                      1,117,500
                                                                    -----------

              COMMUNICATIONS-1.3%
 1,250,000    Nextel Communications, Inc., Cv.
               Sr. Notes, 5.25%, 1/15/10(a)                             798,438
                                                                    -----------

              COMMUNICATIONS SERVICES-1.7%
 1,150,000    Adelphia Communications Corp.,
               Cv. Sub. Notes, 6.00%, 2/15/06                         1,063,635
                                                                    -----------

              COMPUTER SERVICES-2.1%
 1,650,000    Aspen Technology, Inc., Cv. Sub.
               Deb., 5.25%, 6/15/05                                   1,308,656
                                                                    -----------

              ENERGY-3.2%
 2,002,000    Kerr-McGee Corporation, Cv.
               Sub. Deb., 7.50%, 5/15/14                              2,008,256
                                                                    -----------

              HEALTH CARE-7.4%
 1,900,000    Affymetrix Inc., Cv. Sub.
               Notes, 4.75%, 2/15/07                                  1,232,625
   500,000    Alpharma Inc., Cv. Sub. Notes,
               5.75%, 4/1/05                                            425,000
 2,250,000    Omnicare, Inc., Cv. Sub. Deb.,
               5.00%, 12/1/07                                         2,008,125
   750,000    Province Healthcare Company,
               4.50%, 11/20/05(a)                                       705,000
   500,000    Sepracor Inc., Cv. Sub. Deb.,
               7.00%, 12/15/05                                          354,375
                                                                    -----------
                                                                      4,725,125
                                                                    -----------

              MANUFACTURING-1.8%
 1,250,000    Quanex Corporation, Cv. Sub.
               Deb., 6.88%, 6/30/07                                   1,125,000
                                                                    -----------


              PRINTING-2.2%
 1,195,000    Scholastic Corporation, Cv.
               Sub. Notes, 5.00%, 8/15/05(a)                          1,383,213
                                                                    -----------

              PHARMACEUTICALS-1.0%
   500,000    AmeriSource Health Corp., Cv.
               Sub. Notes, 5.00%, 12/1/07(a)                            641,250
                                                                    -----------

              RESTAURANTS & LODGING-2.0%
 1,500,000    Hilton Hotels Corp., Cv. Sub.
               Notes, 5.00%, 5/15/06                                  1,303,125
                                                                    -----------

              REAL ESTATE-2.8%
 1,750,000    Equity Office Properties, Ltd.
               Partnership Sr. Exchange
               Notes, 7.25%, 11/15/08                                 1,809,867
                                                                    -----------

              RETAILING-.7%
   350,000    Genesco Inc., Cv. Sub. Notes,
               5.50%, 4/15/05                                           482,344
                                                                    -----------

              SEMICONDUCTORS-.9%
   500,000    Photronics Inc., Cv. Sub. Notes,
               6.00%, 6/1/04                                            576,875
                                                                    -----------
              Total Corporate Convertible Bonds
               (Cost $22,771,106)                                    23,068,909
                                                                    -----------


              Convertible Preferred
  Shares       Securities-35.0%
-------------------------------------------------------------------------------

              AEROSPACE & AIRLINES-4.9%
    40,000    Coltec Capital Trust, 5.25%,
               Cv. Pfd.                                               1,820,000
    25,000    Continental Airlines Finance
               Trust II, 6.00%, Cv. Pfd.(a)                           1,315,625
                                                                    -----------
                                                                      3,135,625
                                                                    -----------

              COMMUNICATIONS-1.8%
    20,000    Entercom Communications
               Capital Trust, 6.25%, Cv. Pfd.                         1,172,500
                                                                    -----------

              ENERGY-13.8%
    10,000    Hanover Compressor Capital
               Trust, 7.25%, Cv. Pfd.(a)                              1,081,250
    20,000    Mirant Trust I, 6.25%, Cv. Pfd.,
               Series A                                               1,640,000
    35,000    Newfield Financial Trust I,
               6.50%, Cv. Pfd., Series A                              2,030,000
    40,000    Unocal Capital Trust II, 6.25%,
               Cv. Pfd.                                               2,030,000
    35,000    Weatherford International (EVI)
               Inc., 5.00%, Cv. Sub. Pfd.
               Equivalent Deb.                                        1,990,625
                                                                    -----------
                                                                      8,771,875
                                                                    -----------

              FOODS & BEVERAGES-2.9%
    35,000    Wendy's Financing Inc., $2.50,
               Term Cv. Pfd., Series A                                1,863,750
                                                                    -----------

              RAILROADS-5.4%
    30,000    Canadian National Railway
               Company, 5.25%, Cv. Pfd.                               1,716,000
    35,000    Union Pacific Capital Trust,
               6.25%, Cv. Pfd.                                        1,701,875
                                                                    -----------
                                                                      3,417,875
                                                                    -----------

              RAW MATERIALS-1.2%
    25,000    Timet Capital Trust I, 6.625%,
               Cv. Pfd.                                                 768,750
                                                                    -----------

              UTILITIES-5.0%
    25,000    Calpine Capital Trust III, Term
               Income Deferrable, 5.00%, Cv. Pfd.(a)                  1,865,625
    15,000    El Paso Energy Capital Trust I,
               4.75%, Cv. Pfd. C                                      1,285,200
                                                                    -----------
                                                                      3,150,825
                                                                    -----------
              Total Convertible Preferred
               Securities (Cost $18,800,549)                         22,281,200
                                                                    -----------


              Mandatory Convertible
  Shares       Securities-8.1%                                         Value
-------------------------------------------------------------------------------


              COMMUNICATIONS-2.9%
    15,000    Cox Communications, Inc., 7.75%
               Exch. Sub. Deb., 11/29/29(b)                             930,000
    15,000    Cox Communications, Inc., 7.00%
               Income Prides, 8/16/02(b)                                918,000
                                                                    -----------
                                                                      1,848,000
                                                                    -----------

              ENERGY-4.6%
    20,000    Apache Corporation, $2.015
               Depositary Shares, 5/15/02(b)                          1,095,000
    15,000    Dominion Resources Inc.,
               9.50% Premium Income Pfd. 11/16/04(b)                    976,500
    20,000    Enron Corp., 7.00%
               Exchangable Notes, 7/31/02(b)                            814,000
                                                                    -----------
                                                                      2,885,500
                                                                    -----------

              MEDICAL SERVICES-.6%
     5,000    Express Scripts Automatic
               Exchange Security Trust,
               7.00%, 11/15/03(b)                                       405,000
                                                                    -----------
              Total Mandatory Convertible
              Securities (Cost $4,027,200)                            5,138,500
                                                                    -----------


  Shares       Common Stock-10.0%                                     Value
-------------------------------------------------------------------------------


              UTILITIES
    28,000    American Electric Power
               Company, Inc.                                          1,381,520
    30,000    GPU, Inc.                                                 999,300
    50,000    OGE Energy Corp.                                        1,102,500
    40,000    RGS Energy Group, Inc.                                  1,488,000
    43,400    Xcel Energy Inc.                                        1,354,080
                                                                    -----------
              Total Common Stocks
               (Cost $4,059,052)                                      6,325,400
                                                                    -----------


Principal
 Amount    Short-Term Investment-10.6%
-------------------------------------------------------------------------------

$6,700,000    Federal Home Loan Mortgage
               Corp., 4.53%, 5/1/01
               (Cost $6,700,000)                                      6,700,000
                                                                    -----------

Total Investments (Cost $56,357,907)(c)     100.1%                   63,514,009
Liabilities in Excess of Other Assets         (.1)                      (83,504)
                                            -----------------------------------
Net Assets                                  100.0%                  $63,430,505
                                            ===================================

--------------------
(a)   Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
(b) These securities are required to be converted on the date listed; they generally may be converted prior to this date at the option of the holder.
(c) At April 30, 2001, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $56,357,907, amounted to $7,156,102, which consisted of aggregate gross unrealized appreciation of $8,798,285 and aggregate gross unrealized depreciation of $1,642,183.

                     See Notes to Financial Statements.

CASTLE CONVERTIBLE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001 (Unaudited)


ASSETS:
  Investments in securities, at value (cost $56,357,907),
   see accompanying schedule of investments                                            $63,514,009
  Cash                                                                                     164,219
  Dividends and interest receivable                                                        579,428
  Prepaid expenses                                                                          21,947
                                                                                       -----------
      Total Assets                                                                      64,279,603
LIABILITIES:
  Payable for investment securities purchased                            $  765,625
  Investment advisory fees payable                                           35,104
  Directors' fees payable                                                     3,693
  Accrued expenses                                                           44,676
                                                                         ----------
      Total Liabilities                                                                    849,098
                                                                                       -----------
NET ASSETS applicable to 2,236,003 outstanding shares of $0.01
 par value (10,000,000 shares authorized)                                              $63,430,505
                                                                                       ===========
NET ASSET VALUE PER SHARE                                                              $     28.37
                                                                                       ===========

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001 (Unaudited)


INVESTMENT INCOME:
  Income:
    Interest                                                                           $   918,528
    Dividends                                                                              844,289
                                                                                       -----------
      Total Income                                                                       1,762,817
  Expenses:
    Investment advisory fees-Note 2(a)                                   $  228,191
    Directors' fees                                                          24,230
    Professional fees                                                        18,718
    Shareholder reports                                                      17,498
    Custodian and transfer agent fees                                        13,733
    Bookkeeping fees                                                          9,000
    Miscellaneous                                                             7,619
                                                                         ----------
      Total Expenses                                                                       318,989
                                                                                       -----------
NET INVESTMENT INCOME                                                                    1,443,828
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                        1,724,973
  Net change in unrealized appreciation (depreciation) on investments       128,784
                                                                         ----------
  Net realized and unrealized gain (loss) on investments                                 1,853,757
                                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $ 3,297,585
                                                                                       ===========


                     See Notes to Financial Statements.

CASTLE CONVERTIBLE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS


                                                                      Six Months Ended
                                                                       April 30, 2001        Year Ended
                                                                         (Unaudited)      October 31, 2000
                                                                      ------------------------------------

FROM INVESTMENT ACTIVITIES:
  Net investment income                                                  $ 1,443,828         $ 3,123,090
  Net realized gain on investments                                         1,724,973           1,397,465
  Net change in unrealized appreciation (depreciation) on investments        128,784           3,626,001
                                                                         -------------------------------
      Net increase in net assets resulting from operations                 3,297,585           8,146,556
                                                                         -------------------------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                                                   (1,498,122)         (2,951,523)
  Net realized gains                                                      (1,475,762)           (670,801)
                                                                         -------------------------------
      Total dividends                                                     (2,973,884)         (3,622,324)
                                                                         -------------------------------
      Net increase in net assets                                             323,701           4,524,232

NET ASSETS:
  Beginning of period                                                     63,106,804          58,582,572
                                                                         -------------------------------
  End of period (including undistributed net investment income
   of $221,978 and $276,272, respectively)                               $63,430,505         $63,106,804
                                                                         ===============================

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period


                                                 Six
                                                Months
                                                 Ended                    Year Ended October 31,
                                               April 30,    ---------------------------------------------------
                                                2001(i)       2000       1999       1998       1997       1996
                                               ----------------------------------------------------------------

Net asset value, beginning of period            $ 28.22     $ 26.20    $ 25.32    $ 30.08    $ 29.54    $ 28.39
                                                ---------------------------------------------------------------
Net investment income                              0.65        1.40       1.32       1.39       1.54       1.56
Net realized and unrealized gain (loss) on
 investments                                       0.83        2.24       1.07      (2.36)      2.08       1.89
                                                ---------------------------------------------------------------
Total from investment operations                   1.48        3.64       2.39      (0.97)      3.62       3.45
                                                ---------------------------------------------------------------
Dividends from net investment income              (0.67)      (1.32)     (1.46)     (1.49)     (1.60)     (1.59)
Distributions from net realized gains             (0.66)      (0.30)     (0.05)     (2.30)     (1.48)     (0.71)
                                                ---------------------------------------------------------------
      Total Distributions                         (1.33)      (1.62)     (1.51)     (3.79)     (3.08)     (2.30)
                                                ---------------------------------------------------------------
Net asset value, end of period                  $ 28.37     $ 28.22    $ 26.20    $ 25.32    $ 30.08    $ 29.54
                                                ===============================================================
Market value, end of period                     $ 24.97     $ 22.75    $ 21.00    $ 22.75    $ 25.75    $ 25.38
                                                ===============================================================
Total investment return based on market
 value per share                                  14.58%      16.51%     (1.29%)     1.66%     14.01%      8.14%
                                                ===============================================================
Ratios and Supplemental Data:
  Net assets, end of period (000's omitted)     $63,431      $63,107   $ 58,583   $56,627    $67,252    $66,050
                                                ===============================================================
  Ratio of expenses to average net assets          1.03%        1.06%      1.02%     1.04%      1.00%      1.03%
                                                ===============================================================
  Ratio of net investment income to average
   net assets                                      4.67%        5.05%      5.05%     5.00%      5.26%      5.44%
                                                ===============================================================
  Portfolio Turnover Rate                         27.30%       68.55%     60.65%    52.99%     57.58%     63.68%
                                                ===============================================================

--------------------
(i) Unaudited. Ratios have been annualized; total investment return has not been annualized.

                     See Notes to Financial Statements.

CASTLE CONVERTIBLE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1-Summary of Significant Accounting  Policies:

      Castle Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, closed-end management investment company. The Fund's investment adviser is Fred Alger Management, Inc. (the "Adviser").

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(a) Investment Valuation-Investments in securities are valued at 4:00 p.m. Eastern time. Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Directors. Short-term investments are valued at amortized cost which approximates market value.

(b) Securities Transactions and Investment Income-Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) Dividends to Shareholders-Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

(d) Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including net realized capital gains, to its shareholders. Therefore, no federal income tax provision is required.

(e) Other-These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 2-Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees-Fees incurred by the Fund, pursuant to the provisions of an Investment Advisory Contract (the "Contract") with the Adviser, are payable monthly and computed at an annual rate of .75% based on the Fund's average weekly net asset value.

      The Contract further provides that if in any fiscal year the aggregate expenses of the Fund (excluding interest, brokerage commissions, taxes and extraordinary expenses) should exceed 1.5% of the first $30 million of average net assets and 1.0% of the average net assets of the Fund over $30 million, the Adviser will reimburse the Fund for such excess expenses. For the six months ended April 30, 2001, no reimbursement was required pursuant to the Contract. For the six months ended April 30, 2001, the total investment advisory fee charged to the Fund amounted to $228,191, and the Adviser received $9,000 for bookkeeping services supplied to the Fund at cost.

(b) Transfer Agent Fees-Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of the Adviser, serves as transfer agent for the Fund. During the six months ended April 30, 2001, the Fund incurred fees of approximately $6,800 for services provided by Alger Services and reimbursed Alger Services approximately $2,000, for transfer agent related expenses paid by Alger Services on behalf of the Fund.

(c) Directors' Fees-Certain directors and officers of the Fund are directors and officers of the Adviser and Alger Services. The Fund pays each director who is not affiliated with the Adviser or its affiliates an annual fee of $8,000, payable quarterly, which is reduced proportionately by any meetings not attended during the quarter.

(d) Other Transactions With Affiliates-At April 30, 2001, the Adviser and its affiliates owned 445,226 shares of the Fund.

NOTE 3-Securities Transactions:

      During the six months ended April 30, 2001, purchases and sales of investment securities, excluding short-term securities, aggregated $20,776,941 and $16,935,079, respectively.

NOTE 4-Components of Net Assets:

      At April 30, 2001, the Fund's net assets consisted of:


Paid-in capital                        $54,012,068
Undistributed net investment income        221,978
Undistributed net realized gain          2,040,357
Net unrealized appreciation              7,156,102
                                       -----------
NET ASSETS                             $63,430,505
                                       ===========

Castle Convertible Fund, Inc.


Board of Directors

Fred M. Alger, Chairman
David D. Alger
Charles F. Baird, Jr.
Roger P. Cheever
Lester L. Colbert, Jr.
James P. Connelly, Jr.
Stephen E. O'Neil
Nathan E. Saint-Amand
B. Joseph White
-------------------------------------------------------------------------------

Investment Adviser

Fred Alger Management, Inc.
1 World Trade Center
Suite 9333
New York, N.Y. 10048
-------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent

Alger Shareholder Services, Inc.
30 Montgomery Street, Box 2001
Jersey City, N.J. 07302-9811
-------------------------------------------------------------------------------

Results of the Annual Meeting of Shareholders

The annual meeting of the shareholders of the Fund was held on December 5, 2000. The following matters were submitted to a shareholder vote and approved:

(i) the election or reelection of the following directors of the Fund: Fred
M. Alger, David D. Alger, Charles F. Baird, Jr., Roger P. Cheever, Lester
L. Colbert, Jr., Stephen E. O'Neil, Nathan E. Saint-Amand, and B. Joseph White. Each of the candidates elected or reelected received at least 1,963,241 affirmative votes and no more than 20,653 votes were withheld for any candidate. There were 37,387 abstentions.

(ii) the ratification of the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending October 31, 2001:
For-2,005,787; Against-13,025; Abstain-15,598
-------------------------------------------------------------------------------

This report was prepared for distribution to shareholders and to others who may be interested in current information concerning the Fund. It was not prepared for use, nor is it circulated in connection with any offer to sell, or solicitation of any offer to buy, any securities.


Castle Convertible Fund, Inc.

                             Semi-Annual Report
                               April 30, 2001
                                 (Unaudited)

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